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                                                                    Exhibit 10.1

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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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                               ------------------

                                 GLIATECH, INC.

                                       AND

                                  ABGENIX, INC.

                               ------------------

                            LICENSE, DEVELOPMENT and

                           COMMERCIALIZATION AGREEMENT

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Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

1.    DEFINITIONS...........................................................1
--    ------------

2.    THE 1999 AGREEMENT....................................................7
--    ------------------

3.    OBJECTIVES; DUTIES OF THE PARTIES.....................................8
--    ----------------------------------

4.    COLLABORATION COMMITTEE..............................................11
--    ------------------------

5.    LICENSES AND OPTIONS.................................................13
--    ---------------------

6.    PAYMENTS.............................................................15
--    ---------

7.    PURCHASE OF EQUITY; STOCK PURCHASE AGREEMENT.........................16
--    --------------------------------------------

8.    ROYALTY PAYMENTS.....................................................16
--    -----------------

9.    REPORTS, PAYMENTS AND ACCOUNTING.....................................16
--    ---------------------------------

10.   INVENTIONS; OWNERSHIP OF RESULTS OF COLLABORATION....................18
---   --------------------------------------------------

11.   PATENT RIGHTS; PROSECUTION AND LITIGATION............................19
---   ------------------------------------------

12.   CONFIDENTIALITY; PUBLICITY; PUBLICATIONS.............................22
---   -----------------------------------------

13.   GOVERNING LAW; ALTERNATIVE DISPUTE RESOLUTION........................24
---   ----------------------------------------------

14.   MISCELLANEOUS........................................................25
---   --------------

15.   NOTICES..............................................................26
---   --------

16.   ASSIGNMENT...........................................................26
---   -----------

17.   REPRESENTATIONS AND WARRANTIES.......................................27
---   -------------------------------

18.   TERM AND TERMINATION.................................................28
---   ---------------------

19.   RIGHTS AND OBLIGATIONS UPON EXPIRATION OR TERMINATION................29
---   ------------------------------------------------------

20.   INDEMNIFICATION......................................................31
---   ----------------

                                       i



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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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                                    EXHIBITS



         Exhibit A      Abgenix Core Technology Patents and Patent Applications

         Exhibit B      Abgenix Patents and Patent Applications

         Exhibit C      Gliatech Patents and Patent Applications

         Exhibit D      Research and Development Plan

















                                       ii


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              LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

         This LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT, together with the exhibits attached hereto (this "Agreement"), is entered into as of November 1, 2001 by and between Gliatech, Inc. a corporation organized and existing under the laws of Delaware and having its principal office at 23420 Commerce Park Road, Cleveland, Ohio 44122 ("Gliatech"), and Abgenix, Inc., a corporation organized and existing under the laws of Delaware and having its principal office at 6701 Kaiser Drive, Fremont, California 94555 ("Abgenix").

                                    RECITALS

         WHEREAS, Gliatech has expertise, proprietary information and biological materials related to the role of properdin as a novel target and the development of anti-properdin agents;

         WHEREAS, Abgenix has expertise, proprietary information, biological materials and transgenic mouse technology that is useful for development of human antibodies;

         WHEREAS, Gliatech and Abgenix previously entered into a Research Collaboration, Option and License Agreement effective as of December 23, 1999 (the "1999 Agreement"), which they wish to terminate and replace with this Agreement; and

         WHEREAS, Gliatech and Abgenix wish to enter into this Agreement under which they will research and further develop a human antibody that is a lead therapeutic candidate and may develop other properdin antibodies resulting from their collaboration, and under which Gliatech will grant Abgenix certain rights and licenses so that Abgenix may assume primary responsibility for development, marketing, and commercialization of products based on these antibodies.

         NOW, THEREFORE, for and in consideration of the mutual observance of the covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.       DEFINITIONS.

         For the purposes of this Agreement, the following words and phrases shall have the following meanings:

         1.1 "ABGENIX BREACH OF DILIGENCE OBLIGATION" shall have the meaning set forth in Section 18.2(c).

         1.2 "ABGENIX CORE TECHNOLOGY PATENT RIGHTS" shall mean, collectively,
(a) all patents and patent applications listed on Exhibit A and any foreign counterparts claiming priority therefrom; (b) all patents that have issued or in the future issue from any of the foregoing patent applications, including without limitation utility, model and design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, reexamination certificates or renewals from, extensions of or additions to any such patents or patent applications.

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         1.3 "ABGENIX KNOW-HOW" shall mean all Know-How developed or acquired by
Abgenix solely or jointly with a Third Party that is related to the development or use of Antibodies. Notwithstanding the foregoing, Abgenix Know-How shall not include any Know-How that is within the Properdin Antibody Materials and Information.

         1.4 "ABGENIX MATERIALS AND INFORMATION" shall mean, collectively, (a) all XenoMouse Animals (including without limitation any XenoMouse Animals immunized with the Antigen), (b) all materials obtained (including, without limitation any derivatives, progeny, modifications or improvements thereto) or derived from the subject matter described in (a), including without limitation all Antibodies, Genetic Materials that encode such Antibodies and Antibody Cells that contain, express or secrete such Antibodies or such Genetic Materials, and
(c) all information (and all tangible and intangible embodiments thereof) regarding the subject matter described in (a) and/or (b), irrespective of inventorship, which is or has been disclosed by Abgenix to Gliatech, or which resulted or is otherwise derived from the activities under the 1999 Agreement or which results or is otherwise derived from the activities under this Agreement. Notwithstanding the foregoing, Abgenix Materials and Information shall not include materials or information that is within the Gliatech Materials and Information or the Properdin Antibody Materials and Information.

         1.5 "ABGENIX PATENT RIGHTS" shall mean, collectively, (a) all patents and patent applications listed on Exhibit B and any foreign counterparts claiming priority therefrom; (b) all patent applications heretofore or hereafter filed in any country which claim (and only to the extent they claim) the Abgenix Materials and Information or the use thereof; (c) all patents that have issued or in the future issue from any of the foregoing patent applications, including without limitation utility, model and design patents and certificates of invention; and (d) all divisionals, continuations, continuations-in-part, reissues, reexamination certificates or renewals from, extensions of or additions to any such patents or patent applications. Notwithstanding the foregoing, Abgenix Patent Rights shall not include any Patent Rights that are within the Gliatech Patent Rights, the Joint Patent Rights or the Properdin Antibody Patent Rights.

         1.6 "AFFILIATE" means, for so long as one of the following relationships is maintained, any corporation or other business entity owned by, owning, or under common ownership with a Party to the extent of more than fifty percent (50%) of the equity (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity or any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with a Party to this Agreement.

         1.7 "ANTIBODY" shall mean a composition comprising (a) a whole antibody, or any fragment thereof, derived from one or more XenoMouse Animals, or (b) a whole antibody, or any fragment thereof, which is derived from a whole antibody, or any fragment thereof, which itself is derived from one or more XenoMouse Animals (or Genetic Materials that encode, or amino acid sequences of, a whole antibody, or any fragment thereof, derived from one or more XenoMouse Animals).

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         1.8 "ANTIBODY CELLS" shall mean all cells that contain, express, or secrete antibodies or genetic materials that encode antibodies.

         1.9 "ANTIGEN" shall mean the antigen known as properdin, [***].

         1.10 "BLA" shall mean a Biologics License Application, Products License Application, or New Drug Application for marketing approval submitted to the U.S. FDA or its counterpart in another country.

         1.11 "COLLABORATION COMMITTEE" shall have the meaning set forth in
Section 4.1.

         1.12 "COMMERCIAL SALE" shall mean the sale or transfer of a product or service for consideration to a Third Party after all necessary regulatory approvals have been obtained for such sale. The transfer of a product or provision of a service to a Third Party for use solely in pre-marketing, testing or sampling shall not constitute a Commercial Sale.

         1.13 "COMMERCIALLY REASONABLE" shall mean requiring conduct that an objective third party having experience in the pharmaceutical industry would consider to be appropriate to achieve a particular result in a timely manner, upon consideration of business, legal, medical and scientific factors generally applied in the pharmaceutical industry to similar products in a similar situation.

         1.14 "CONFIDENTIAL INFORMATION" shall mean any and all information of a Party disclosed to the other Party that is identified in writing, either prior to or contemporaneously with disclosure, as confidential and proprietary information of the disclosing Party, or confirmed in writing as confidential and proprietary information of the disclosing Party within a reasonable time after disclosure. For purposes of this Section 1.14, "a reasonable time" shall be deemed to be thirty (30) days.

         1.15 "EFFECTIVE DATE" shall mean the date first set forth above.

         1.16 "EMEA" shall mean the European Agency for the Evaluation of Medicinal Products.

         1.17 "FDA" shall mean the United States Food and Drug Administration or any successor entity.

         1.18 "FTE" shall mean the equivalent of one person working full time for one (1) year, based on a total of one thousand nine hundred and eighty (1,980) hours per year of work.

         1.19 "GENETIC MATERIAL" shall mean a nucleotide sequence, including DNA, RNA, and complementary and reverse complementary nucleotide sequences thereto, whether coding or noncoding and whether intact or a fragment.

         1.20 "GLIATECH KNOW-HOW" shall mean all Know-How developed or acquired by Gliatech solely or jointly with a Third Party that is related to Properdin Antibodies.

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Notwithstanding the foregoing, Gliatech Know-How shall not include any Know-How that is within the Properdin Antibody Materials and Information.

         1.21 "GLIATECH MATERIALS AND INFORMATION" shall mean, collectively, (a) the Antigen; (b) all reagents, samples and other chemical or biological materials regarding the Antigen which resulted or is otherwise derived from use of the Antigen under the 1999 Agreement or which results or is otherwise derived from use of the Antigen under this Agreement; and (c) all information (and all tangible and intangible embodiments thereof) regarding the foregoing, irrespective of inventorship, which is disclosed by Gliatech to Abgenix hereunder or which resulted or is otherwise derived from use of the Antigen under the 1999 Agreement or which results or is otherwise derived from use of the Antigen pursuant to this Agreement. Notwithstanding the foregoing, Gliatech Materials and Information shall not include subject matter within the Abgenix Materials and Information or the Properdin Antibody Materials and Information.

         1.22 "GLIATECH PATENT RIGHTS" shall mean, collectively, (a) all patents and patent applications listed on Exhibit C and any foreign counterparts claiming priority therefrom; (b) all patent applications heretofore or hereafter filed in any country which claim (and only to the extent they claim) the Gliatech Materials and Information or the use thereof; (c) all patents that have issued or in the future issue from any of the foregoing patent applications, including without limitation utility, model and design patents and certificates of invention; and (d) all divisionals, continuations, continuations-in-part, reissues, reexamination certificates or renewals from, extensions of or additions to any such patents or patent applications. Notwithstanding the foregoing, Gliatech Patent Rights shall not include any Patent Rights that are within the Abgenix Patent Rights, the Joint Patent Rights or the Properdin Antibody Patent Rights.

         1.23 "GLIATECH REVERSION RIGHT" shall have the meaning set forth in
Section 19.3.

         1.24 "IND" shall mean an Investigational New Drug or equivalent application submitted to the FDA or any similar submission to, or filing with, any foreign regulatory authority, to commence human clinical testing of any Licensed Product in any country.

         1.25 "INVENTION" shall mean any new or useful composition of matter, machine, manufacture, or process, or improvement thereto, whether or not patentable.

         1.26 "JOINT INVENTION" shall mean any Invention made or conceived jointly by employees or agents of Gliatech and Abgenix as a result of their collaboration under the 1999 Agreement or under this Agreement; provided that such Invention does not cover subject matter within the Abgenix Materials and Information, the Gliatech Materials and Information or the Properdin Antibody Materials and Information.

         1.27 "JOINT KNOW-HOW" shall mean Know-How developed or acquired jointly by employees or agents of both Gliatech and Abgenix as a result of their collaboration under the 1999 Agreement or under this Agreement; provided that such Know-How does not include subject matter within the Abgenix Materials and Information, the Gliatech Materials and Information or the Properdin Antibody Materials and Information.

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         1.28 "JOINT PATENT RIGHTS" shall mean all Patent Rights that claim
Joint Inventions.

         1.29 "KNOW-HOW" shall mean all data, methods, designs, techniques, practices, processes, concepts, expertise and information, including but not limited to, all biological, chemical, pharmacological, toxicological, clinical, regulatory, analytical, assay, quality control and manufacturing data, whether or not patentable, which are not generally known, but are solely or jointly developed or acquired by a Party or the Parties.

         1.30 "LICENSED FIELD" shall mean all prophylactic, therapeutic, diagnostic, and other medical products or services.

         1.31 "LICENSED PRODUCT" shall mean any product that contains a Properdin Antibody, or any service that utilizes a Properdin Antibody.

         1.32 "MAJOR EUROPEAN COUNTRY" shall mean shall mean any of the following countries: France, Germany, Italy, and the United Kingdom.

         1.33 "NET SALES" shall mean with respect to each Licensed Product, [***].

         1.34 "PARTY" or "PARTIES" shall mean Abgenix and Gliatech, individually or collectively, as the case may be.

         1.35 "PATENT RIGHTS" shall mean, collectively, (a) all patent applications heretofore or hereafter filed and any foreign counterparts claiming priority therefrom; (b) all patents that have issued or in the future issue from any of the foregoing patent applications, including without limitation utility model and design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, reexamination certificates or renewals from, extensions of or additions to any such patents or patent applications.

         1.36 "PHASE I CLINICAL TRIAL" shall mean a human clinical trial in any country that is intended to initially evaluate the safety of a Licensed Product candidate in patients or normal volunteers or that would otherwise satisfy requirements of 21 C.F.R. 312.21(a).

         1.37 "PHASE II CLINICAL TRIAL" shall mean a human clinical trial in any country that is intended to initially evaluate the effectiveness of a Licensed Product candidate for a particular indication or indications in patients with the disease or indication under study, or that would otherwise satisfy requirements of 21 C.F.R. 312.21(b).

         1.38 "PHASE III CLINICAL TRIAL" shall mean a human clinical trial in any country the results of which could be used as pivotal to establish safety and efficacy of a Licensed Product candidate as a basis for marketing approval application submitted to the FDA or that would otherwise satisfy the requirements of 21 C.F.R. 312.21(c).

         1.39 "PROPERDIN ANTIBODY" shall mean any composition comprising an Antibody that binds to the Antigen.

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         1.40 "PROPERDIN ANTIBODY MATERIALS AND INFORMATION" shall mean, collectively, (a) Properdin Antibodies; (b) Genetic Materials that encode Properdin Antibodies; (c) amino acid sequences of Properdin Antibodies; (d) Antibody Cells that contain, express or secrete Properdin Antibodies or Genetic Materials that encode such Properdin Antibodies; and (e) information (and all tangible and intangible embodiments thereof) regarding the Antibodies, Genetic Materials, amino acid sequences or Antibody Cells described in clauses (a) through (d) of this Section 1.40; in each case, irrespective of inventorship, which resulted or is otherwise derived from the activities under the 1999 Agreement or which results or is otherwise derived from the activities under this Agreement.

         1.41 "PROPERDIN ANTIBODY PATENT RIGHTS" shall mean all Patent Rights that claim inventions within the Properdin Antibody Materials and Information.

         1.42 "REGULATORY APPROVAL" means, with respect to a nation or, where applicable, a multinational jurisdiction, all approvals, licenses, registrations or authorizations necessary for the manufacture, marketing and sale of a Licensed Product in such nation or such jurisdiction.

         1.43 "REPLACEMENT LICENSED PRODUCT" shall have the meaning set forth in
Section 6.2.

         1.44 "RESEARCH AND DEVELOPMENT PLAN" shall mean the description of pre-clinical research activities of Gliatech and support by Abgenix as described in Exhibit D, as amended from time to time by written agreement between Abgenix and Gliatech.

         1.45 "SURGEON" shall mean a doctor of medicine whose clinical practice is primarily directed to the practice of surgery, including general surgeons and surgical specialists such as, cardiovascular, gynecological, and abdominal surgeons, and related relevant medical specialists (such as nurses and physician's assistants and perfusionists, by way of illustration) who assist such surgeons.

         1.46 "THIRD PARTY" shall mean any person or entity other than a Party or an Affiliate of a Party.

         1.47 "VALID CLAIM" shall mean any claim of an issued and unexpired patent within the Gliatech Patent Rights or the Properdin Antibody Patent Rights which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction in an unappealed or unappealable decision, and which has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise.

         1.48 "XENOMOUSE ANIMALS" shall mean the proprietary transgenic mice utilized by Abgenix for immunizations with the Antigen.

         1.49 INTERPRETIVE RULES. For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires,
(a) the above defined terms include the plural as well as the singular (and vice versa) and the use of any gender shall be deemed to include the other gender;
(b) references to "SECTIONS," subsections and "Exhibits," without reference to a document, are to designated Sections and subsections of, and to designated Exhibits to, this Agreement; and (c) the words "HEREIN," "HEREOF," "HEREUNDER" and other words

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of similar import refer to this Agreement as a whole and not to any particular provision within this Agreement.

2.       THE 1999 AGREEMENT

         2.1 TERMINATION. Abgenix and Gliatech agree to terminate the 1999 Agreement effective as of the Effective Date of this Agreement. Such termination of the 1999 Agreement shall be deemed to be termination mutually agreed upon by and between Abgenix and Gliatech. As of the Effective Date of this Agreement, all rights and licenses granted by Abgenix to Gliatech under the 1999 Agreement shall terminate and revert to Abgenix, and all rights and licenses granted by Gliatech to Abgenix under the 1999 Agreement, except as otherwise provided in
Section 2.3 below, shall terminate and revert to Gliatech.

         2.2 REPORT. Within sixty (60) days after the Effective Date of this Agreement, Gliatech shall provide to Abgenix a written report summarizing all work performed and results generated by Gliatech under the 1999 Agreement. Such report shall identify any and all materials used in such work performed and to achieve such results. Abgenix shall have a right to request additional information from Gliatech relating to such work and results, and Gliatech shall provide such information, as reasonably necessary for Abgenix to satisfy its obligations and exercise its rights under this Agreement.

         2.3 MATERIALS AND INFORMATION, KNOW-HOW AND PATENT RIGHTS.

             (a) For purposes of clarification, all materials and information within the term Research Program Materials and Information, as defined in the 1999 Agreement, and all know-how within the term Research Program Know-How, as defined in the 1999 Agreement, shall be deemed to be materials and information and know-how within the term Properdin Antibody Materials and Information, as defined in Section 1.40 above.

             (b) Gliatech hereby represents and warrants that all Properdin Antibody Materials and Information developed or discovered in connection with the Research Program under the 1999 Agreement prior to the Effective Date by employees, agents, contractors and others conducting work on Gliatech's behalf
(i) has been or, within thirty (30) days after the Effective Date will be, disclosed to Abgenix, and (ii) all right, title and interest therein and thereto has been, and is hereby, assigned, transferred, set over and delivered to Abgenix.

             (c) For purposes of clarification, all patent rights within the term Research Program Patent Rights, as defined in the 1999 Agreement, shall be deemed to be patent rights within the term Properdin Antibody Patent Rights, as defined in Section 1.41 above.

             (d) Gliatech hereby represents and warrants that all Properdin Antibody Patent Rights made, conceived, reduced to practice or otherwise derived from activities conducted pursuant to and in accordance with the 1999 Agreement prior to the Effective Date by employees, agents, contractors and others conducting work on Gliatech's behalf (i) has been or, within thirty (30) days after the Effective Date will be, disclosed to Abgenix, and (ii) all right, title and interest therein, thereto and thereunder has been, and is hereby, assigned, transferred, set over and delivered to Abgenix.

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3.       OBJECTIVES; DUTIES OF THE PARTIES.

         3.1 OBJECTIVES OF THE PARTIES. In accordance with the terms and conditions of this Agreement, the Parties shall collaborate in research and development of one or more Properdin Antibodies with the intent to initiate clinical development and seek regulatory approval and undertake commercialization of at least one Licensed Product in the Licensed Field.

         3.2 RESEARCH AND DEVELOPMENT PLAN. The activities to be conducted by each of Gliatech and Abgenix during the term of this Agreement, and the timeline and milestones for such activities, are set forth in this Agreement. Such activities shall include the Research and Development Plan setting forth the activities to be performed by Gliatech and amounts of support to be paid by Abgenix (Exhibit D). The Research and Development Plan shall be reviewed from time to time by the Collaboration Committee and, if necessary and appropriate, amended by the written agreement of the Parties after recommendation by the Collaboration Committee. No material deviation in the subject matter, scope and timeline of the Research and Development Plan shall be made without the written agreement of the Parties.

         3.3 DUTIES OF ABGENIX.

             (a) GENERAL DESCRIPTION OF ABGENIX RESPONSIBILITIES. Abgenix, [***], shall use Commercially Reasonable efforts to direct and manage all activities necessary to (i)identify a Licensed Product, (ii) conduct research and development activities with respect to a Licensed Product, and (iii) seek Regulatory Approval for and market one or more Licensed Product in the United States, Major European Countries and Japan.

             (b) SPECIFIC DUTIES OF ABGENIX RELATING TO PRE-CLINICAL RESEARCH. Abgenix shall provide agreed upon funding, and all materials and support (including access to the Abgenix Know-How, the Abgenix Materials and Information, and the Properdin Antibody Materials and Information to the extent set forth in Section 5.2(a)) reasonably necessary for the performance by Gliatech of pre-clinical research relating to Licensed Products. Abgenix shall coordinate all activities relating to pre-clinical evaluation of Licensed Products, and shall communicate with Gliatech concerning such activities in accordance with the terms and conditions of this Agreement through the Collaboration Committee. Specifically, in connection with such funding and support, Abgenix shall:

                 (i) Subject to the terms and conditions of Section 3.3(c), fund the activities as described in Exhibit D [***] and pay to Gliatech, within [***] after the Effective Date, the prorated amount set forth on Exhibit D for the first calendar quarter, and thereafter within [***] after the start of each calendar quarter, until the total amount paid by Abgenix equals [***]; and

                 (ii) Subject to the terms and conditions of this Section 3.3(b)(ii), undertake any additional pre-clinical studies as are reasonably necessary for the expeditious development of a Licensed Product. During the two (2) year period after the Effective Date, at meetings of the Collaboration Committee, Abgenix will advise Gliatech of additional pre-clinical studies reasonably deemed necessary by Abgenix. If Abgenix does not plan to conduct any such additional pre-clinical study under its

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         direction in its facilities and if Gliatech has the expertise to conduct such pre-clinical study, Gliatech shall have a right to conduct that additional pre-clinical study if Abgenix determines that a more expeditious development of a Licensed Product would result if such study was conducted by Gliatech. In the event that Abgenix determines that a more expeditious development of a Licensed Product would result if such study was conducted by a Third Party, Abgenix may conduct such study with the assistance of such Third Party. Abgenix' determination shall be made in good faith and shall be based on reasonable business, legal, medical and scientific considerations.

              (c) [***].

              (d) Notwithstanding anything to the contrary, within ten (10) business days after the end of each quarter during which Abgenix is obligated to fund and support Gliatech's activities pursuant to Section 3.3(b)(i), [***] required to conduct the activities set forth on Exhibit D in the just-ended quarter. [***]. [***] an officer of Gliatech. In the event that the sum of the total number of FTEs in any quarter multiplied by [***] plus the direct costs incurred for Third Party services for development of knock-out mice required to conduct the activities set forth on Exhibit D (together the "Sum") is less than the amount of the payment made by Abgenix to Gliatech for such quarter pursuant to Section 3.3(b)(i) (the "Amount"), the difference between the Sum and the Amount (the "Deficiency") shall be applied as a credit toward the next funding payment to be made by Abgenix pursuant to Section 3.3(b)(i). The difference between the Sum and the Amount shall not, however, be a Deficiency if the difference:

                 (i) is not an amount [***] of the amount paid by Abgenix to Gliatech for the just ended quarter pursuant to Section 3.3(b)(i), and

                 (ii) is the result, all or in part, of either (a) a failure by Abgenix to provide materials to Gliatech reasonably required to conduct any activity that was scheduled on Exhibit D, or (b) a decision by the Collaboration Committee which resulted in a delay or a cessation of an activity set forth on Exhibit D in the just-ended quarter.

             (e) In the event that the Deficiency equals an amount [***] of the amount paid by Abgenix to Gliatech for the just ended quarter pursuant to
Section 3.3(b)(i) for two consecutive quarters, or in the event that Gliatech substantially abandons all work on the activities set forth on Exhibit D, Abgenix may terminate all funding under Section 3.3(b)(i) and Section 3.3(c) immediately upon forty-five (45) days prior written notice ("Funding Termination"). Such Funding Termination by Abgenix shall not be a breach of a material provision of this Agreement by Abgenix. Upon such Funding Termination, Abgenix shall have no obligation to advise Gliatech and Gliatech shall have no right to conduct any additional pre-clinical study pursuant to Section 3.3(b)(ii). Neither Deficiencies nor Gliatech's substantial abandonment of work on the activities set forth on Exhibit D by Gliatech shall be a breach of a material provision of this Agreement by Gliatech, however, [***].

             (f) Subject to Abgenix's sublicensing rights, Abgenix will not generate or develop or commercialize any antibody product that binds to the Antigen other than pursuant to this Agreement, or pursuant to an agreement with a Third Party under which any antibody product that binds to the Antigen will be subject to the terms and conditions of this Agreement.


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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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             3.4 DILIGENCE OBLIGATIONS OF ABGENIX.

             (a) Abgenix shall use Commercially Reasonable efforts to diligently research, develop and obtain regulatory approvals as expeditiously as reasonably practicable to market in major markets throughout the world at least one Licensed Product, and following such approval to maximize Net Sales of and meet the demand for such Licensed Product.

             (b) Without limiting the generality of Section 3.4(a), Abgenix shall:

                 (i) Initiate a Phase I Clinical Trial with a Licensed Product candidate [***]; and

                 (ii) In the event that acceptable safety and tolerability in the target population of patients or in normal volunteers is shown in such Phase I Clinical Trial, initiate a Phase II Clinical Trial with such Licensed Product [***] after initiation of the first Phase I Clinical Trial of such Licensed Product candidate; and

                 (iii) In each [***] commencing on the Effective Date and continuing until the date of first Commercial Sale of a Licensed Product, expend a minimum of [***] on costs and expenses of research and development and pre-launch marketing of Licensed Product (including all costs incurred in funding the activities of Gliatech under the Research and Development Plan, if any), in meeting the objectives of the Parties as set forth in Section 3.1 above.

             (c) In the event that, at any point, clinical trials of a Licensed Product candidate are placed on clinical hold by a regulatory agency or by Abgenix on a recommendation of a regulatory agency, as long as Abgenix demonstrates Commercially Reasonable diligence in the performance of its obligations under this Agreement, the time periods set forth in Sections 3.4(b)(i) and 3.4(b)(ii) with respect to the said Licensed Product shall be extended by the length of the clinical hold. In addition, Abgenix' obligation under Section 3.4(b)(iii) shall be suspended until such clinical hold is lifted.

         3.5 DUTIES OF GLIATECH.

             (a) Gliatech will provide the requisite full time employees, space, Gliatech Know-How, and other resources appropriate to conduct, and Gliatech will conduct, the pre-clinical activities set forth on Exhibit D, and other activities agreed upon in writing by Gliatech and Abgenix, at Gliatech facilities or reasonable alternative facilities; provided that, if Gliatech intends to conduct any of such activities at facilities other than Gliatech facilities, Gliatech will notify Abgenix of such intent, provide reasonable information concerning Gliatech's plan and use of such facilities, provide details to such plan if requested by Abgenix, and obtain Abgenix written approval prior to initiating such activities at such facilities, which approval (or the written reasons for denial thereof) shall be provided promptly and not be unreasonably withheld.

             (b) Gliatech, during the term of this Agreement, shall not develop or commercialize, either independently or with the assistance of a Third Party, any antibody product that binds to the Antigen, except as expressly set forth in this Agreement.



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Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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4.       COLLABORATION COMMITTEE.

         4.1 FORMATION AND ROLE OF THE COLLABORATION COMMITTEE. Within fifteen
(15) days after the Effective Date, the Parties shall establish a committee (the "COLLABORATION COMMITTEE"), which shall remain in place throughout the term of the Research and Development Plan and thereafter until initiation by Abgenix of the first Phase II Clinical Trial of the first Licensed Product (the "DEVELOPMENT PERIOD"). The Collaboration Committee shall consist of six (6) members, with three (3) individuals appointed by Gliatech and three (3) individuals appointed by Abgenix, and shall be chaired by an individual from Abgenix. The Collaboration Committee shall be responsible for:

             (a) Allocation of the resources required to complete the Research and Development Plan, and making recommendations to the Parties concerning (i) modifications to the Research and Development Plan, and (ii) additional pre-clinical research and development activities necessary for the development of Licensed Products;

             (b) Monitoring and reporting on the progress of the Research and Development Plan; and

             (c) Facilitating open and frequent communication and exchange between the Parties with respect to the activities to be conducted under the Research and Development Plan and development of Licensed Products.

The Collaboration Committee shall not have authority to modify or revise the terms and conditions expressly set forth in this Agreement. Upon initiation by Abgenix of the first Phase II Clinical Trial of the first Licensed Product, the role of the Collaboration Committee will no longer be that of a decision-making body and, if the Parties decide that the Collaboration Committee should continue to meet in addition to the exchange of information provided under Section 4.4, the role of the Collaboration Committee will be limited to the sharing of information regarding the status of the development of Licensed Products and the solicitation of advice by Abgenix from Gliatech relating thereto. For the avoidance of doubt, the Collaboration Committee shall have no authority with respect to clinical development or commercialization of any Licensed Product.

         4.2 MEETINGS OF THE COLLABORATION COMMITTEE. Prior to the filing of the first IND relating to a Licensed Product, the Collaboration Committee shall meet not less frequently than once every four (4) months. After the filing of the first IND relating to a Licensed Product, and continuing thereafter until initiation by Abgenix of the first Phase II Clinical Trial of the first Licensed Product, the Collaboration Committee shall meet not less frequently than twice every twelve (12) months. Meetings of the Collaboration Committee shall be held alternatively in Cleveland, Ohio and Fremont, California, or at such other location, or by video or telephone conference, as may be determined by the Collaboration Committee. Each Party shall be responsible for all its own personnel and travel costs and expenses relating to Collaboration Committee meetings.

         4.3 DECISIONS OF THE COLLABORATION COMMITTEE. All decisions made or actions taken by the Collaboration Committee prior to the start of the first Phase II Clinical Trial shall be made


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with the Securities and Exchange Commission.
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unanimously, except as otherwise provided in this Section 4.3, with each Party entitled to one (1) vote. A quorum of the Collaboration Committee shall consist of two members, provided that at least one member appointed by each Party is present. Members of the Collaboration Committee may attend a meeting of the Collaboration Committee either in person or by video or telephone conference call, but not by proxy. The members shall use good faith efforts to reach agreement and resolve all disagreements of the Collaboration Committee in a mutually acceptable manner as soon as reasonably practicable. If, notwithstanding the good faith efforts of the Parties to resolve any disagreement, unresolved disagreements within the Collaboration Committee shall be resolved exclusively in the following manner:

             (a) In the event that a Party elects to seek resolution of any unresolved disagreement within the Collaboration Committee, such Party shall provide written notice thereof to the other Party;

             (b) The Chief Executive Officers of the Parties (or the respective officer designees who are not members of the Collaboration Committee) shall meet (either in person or by another agreed means) to discuss each Party's view and to explain the basis for each Party's position on such disagreement, and in good faith shall attempt to resolve such disagreement among themselves.

             (c) If such executives (or designees) cannot promptly resolve a disagreement pursuant to Section 4.3(b) above, such disagreement shall be resolved by any reasonable means such executives (or designees) determine.

As set forth in Section 4.1 above, the Collaboration Committee shall have no authority with respect to clinical development or commercialization of any Licensed Product. Therefore, the Parties acknowledge and agree that no issue concerning clinical development or commercialization of a Licensed Product may properly be considered by the Collaboration Committee. If, however, notwithstanding the above, an issue of clinical development or commercialization of a Licensed Product is submitted to the Collaboration Committee, and a disagreement with respect to such issue results, Abgenix, in its sole discretion, shall have the authority to resolve such disagreement; provided that Abgenix' action is in accordance with the terms and conditions of this Agreement. For the avoidance of doubt, Abgenix shall have no right, through the authority provided Abgenix under this paragraph of Section 4.3, to unilaterally revise the terms and conditions set forth in this Agreement.

         4.4 ONGOING COMMUNICATION. After the initiation by Abgenix of the first Phase II Clinical Trial of the first Licensed Product, Abgenix, within sixty
(60) days after the end of each calendar year during the term of this Agreement, will provide Gliatech with a written report summarizing Abgenix' development and commercialization activities during the just-ended year, including reasonable details concerning manufacture and sales, if any, of Licensed Products. In addition, each year during the term of this Agreement, at Gliatech's request, after Abgenix has provided such written report, the Chief Scientific Officers or such other officers as are agreed by the Parties will meet to discuss such report and to provide additional information to each other regarding plans to develop and commercialize Licensed Products for the upcoming year.


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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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5.       LICENSES AND OPTIONS.

         5.1 RIGHTS GRANTED TO ABGENIX.

             (a) Subject to the terms and conditions of this Agreement, Gliatech hereby grants to Abgenix a worldwide exclusive right and license under the Gliatech Patent Rights, the Gliatech Know-How, and Gliatech's rights in the Joint Patent Rights and the Joint Know-How, to make, have made, use, have used, sell, distribute, offer for sale and import Licensed Products in the Licensed Field. In addition, Gliatech hereby grants to Abgenix a worldwide nonexclusive right and license to use Gliatech's Materials and Information to the extent and only to the extent necessary to develop and commercialize Licensed Products in the Licensed Field.

             (b) The rights and licenses granted to Abgenix in Section 5.1(a) hereinabove include the right to grant sublicenses of the same scope and for the same purposes as granted by Gliatech to Abgenix in Section 5.1(a), provided that
(i) in the event of a sublicense in which Abgenix transfers substantially all of its duties under Section 3.3 or any of its diligence obligations under Section 3.4, and where such transfer covers performance of duties or obligations in either the United States, [***] in Europe, or Japan, not less than [***], Abgenix shall provide notice to Gliatech of Abgenix' intent to enter into such a sublicense, and (ii) within twenty (20) days after the effective date of any sublicense granted by Abgenix, Abgenix shall provide Gliatech written notice of such executed sublicense, the identity of the sublicensee, and a summary of the material terms and conditions of such sublicense. Gliatech agrees that any information received from Abgenix pursuant to (i) or (ii) above shall be disclosed only to those employees, consultants and agents of Gliatech who need to know the information in order that Gliatech may evaluate the information prior to public disclosure and that such disclosure shall be deemed Confidential Information of Abgenix subject to Gliatech's obligations under Section 12.2 below. In addition, in the event that Abgenix is obligated to file any copy of any such sublicense agreement with any agency, including for example the United States Security and Exchange Commission, Abgenix will provide a copy of such filed copy to Gliatech. It is understood and agreed by Abgenix and Gliatech that the grant of a sublicense by Abgenix pursuant to this Section 5.1(b) shall not modify Abgenix' obligations under this Agreement, unless otherwise agreed to in writing by Gliatech and Abgenix.

         5.2 RIGHTS GRANTED TO GLIATECH.

             (a) Subject to the terms and conditions of this Agreement, Abgenix hereby grants to Gliatech a worldwide nonexclusive right and license under the Abgenix Patent Rights, the Abgenix Know-How, Abgenix' rights in the Joint Patent Rights and the Joint Know-How, the Properdin Antibody Patent Rights, the Abgenix Materials and Information, and the Properdin Antibody Materials and Information as necessary to perform its obligations under the Research and Development Plan solely for the benefit of Abgenix in the development and commercialization of Licensed Products in the Licensed Field.

             (b) Subject to the terms and conditions of this Agreement, Abgenix hereby grants to Gliatech a worldwide nonexclusive right and license under the Properdin Antibody Patent Rights and the Properdin Antibody Materials and Information to conduct research in the area of inflammation. Prior to disclosure to any Third Party, Gliatech shall disclose to Abgenix any


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Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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inventions that result from said research. All inventions disclosed by Gliatech to Abgenix under this Section 5.2(b) shall be Confidential Information of Gliatech. For a period of [***] days after receipt by Abgenix, Abgenix shall have an opportunity to review such invention for the sole purpose of determining whether to initiate negotiations with Gliatech to acquire a right and license to such invention, and Gliatech shall not disclose such invention to any Third Party. In the event that Abgenix does not, within such [***] day period, provide Gliatech with written notice it wishes to negotiate with Gliatech to obtain an exclusive license under such invention, Gliatech may disclose such invention and negotiate with any Third Party without further obligation to Abgenix. In the event that within the said [***] day period Abgenix provides Gliatech with written notice it wishes to negotiate with Gliatech to obtain an exclusive license under such invention, the Parties shall negotiate in good faith and Gliatech shall not disclose such invention or initiate negotiations with any Third Party for [***] days after the date of receipt of such notice. If, after the said [***] period (or sooner, if agreed by the Parties), the Parties fail to reach agreement on terms and conditions for an exclusive license to such invention, Gliatech may disclose such invention and negotiate with any Third Party without further obligation to Abgenix.

             (c) The rights and licenses granted to Gliatech in Section 5.2(a) herein above include the right to grant sublicenses of the same scope and for the same purposes as granted by Abgenix to Gliatech in Section 5.2(a); provided that any such sublicense shall be subject to Abgenix' prior written approval, which shall not be unreasonably delayed or withheld; and provided further that within twenty (20) days after the effective date of any sublicense granted by Gliatech, Gliatech shall provide Abgenix written notice of such sublicense, the identity of the sublicensee, and a summary of the material terms and conditions of such sublicense. In addition, in the event that Gliatech is obligated to file any copy of any such sublicense agreement with any agency, including for example the United States Security and Exchange Commission, Gliatech will provide a copy of such filed copy to Abgenix.

             (d) Gliatech acknowledges and agrees that to the extent any results of Gliatech's activities conducted under the grants by Abgenix to Gliatech under Sections 5.2(a) and 5.2(b) are within the scope of the rights and licenses granted by Gliatech to Abgenix pursuant to Section 5.1 above, such results shall be deemed, without further action by either of the Parties, to be within such rights and licenses granted by Gliatech to Abgenix under Section above.

         5.3 OPTION TO [***].

             (a) Subject to the terms and conditions of this Agreement, Abgenix hereby grants to Gliatech an option to negotiate a right [***].

             (b) [***].


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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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         5.4 NO OTHER RIGHTS.

             (a) Except as expressly provided herein, no right, title, or interest is granted by Gliatech to Abgenix in, to or under the Gliatech Patent Rights, the Gliatech Know-How, Gliatech's rights in the Joint Patent Rights and the Joint Know-How, or the Gliatech Materials and Information.

             (b) Except as expressly provided herein, no right, title, or interest is granted by Abgenix to Gliatech in, to or under the Abgenix Patent Rights, the Abgenix Know-How, Abgenix' rights in the Joint Patent Rights and the Joint Know-How, the Properdin Antibody Patent Rights, the Abgenix Materials and Information or the Properdin Antibody Materials and Information.

6.       PAYMENTS.

         Abgenix shall make the following payments to Gliatech under this Agreement in U.S. dollars by wire transfer of immediately available funds:

         6.1 UP-FRONT PAYMENT. Abgenix shall pay to Gliatech One Million Five Hundred Thousand Dollars ($1,500,000.00), payable within ten (10) days after the Effective Date. The payment required to be made pursuant to this Section 6.1 shall be guaranteed, non-refundable and non-creditable and shall be paid directly to Gliatech when due and payable.

         6.2 MILESTONE PAYMENTS. In addition to the amount payable pursuant to
Section 6.1 above, except as otherwise provided with respect to Replacement Licensed Products in this Section 6.2 below, Abgenix agrees to pay Gliatech the following nonrefundable and noncreditable payments for each milestone achieved for each Licensed Product within [***] days following achievement of such milestone:

DEVELOPMENT MILESTONES

[***] [table redacted]

FILING AND APPROVAL MILESTONES BY REGION

[***] [table redacted]

One and only one milestone payment will be made upon achievement by any Licensed Product of each milestone set forth in this Section 6.2 above. After payment of a milestone payment upon achievement of the corresponding milestone with any Licensed Product, Abgenix shall have no further obligation to make any additional payment to Gliatech under this Section 6.2 upon achievement of the same milestone with such Licensed Product. In the event that development of any Licensed Product is abandoned and development of another Licensed Product begins as a replacement for the abandoned Licensed Product (a "Replacement Licensed Product"), payment of milestone payments for such a Replacement Licensed Product will begin with the milestone achieved for such Replacement Licensed Product that is the next milestone in the table above after the last milestone achieved for the abandoned and replaced Licensed


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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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Product.

7.       PURCHASE OF EQUITY; STOCK PURCHASE AGREEMENT

         7.1 In further consideration of the rights and licenses granted by Gliatech to Abgenix hereunder, subject to applicable rules and regulations, Abgenix hereby agrees to invest [***] in the equity securities of Gliatech or in a subsidiary or an Affiliate thereof at the same per share price terms and with substantially equivalent rights, [***], as an equity investment made by one or more third parties in Gliatech or in a subsidiary or Affiliate thereof to which Gliatech has at that time assigned its rights and obligations under this Agreement; provided, however, that any such investment by Abgenix shall be at the option of Gliatech. In order to trigger this obligation of Abgenix, an investment in Gliatech or in a subsidiary or other Affiliate of Gliatech must be made by one or more investors in an aggregate amount of at least [***] in one closing.

8.       ROYALTY PAYMENTS.

         8.1 ROYALTIES. Subject to the terms and conditions of this Agreement, Abgenix shall pay to Gliatech royalties based on Net Sales, such payments to be made after the first Commercial Sale of a Licensed Product on a quarterly basis. One and only one royalty shall be due and payable on any Licensed Product. The royalty rate for a Licensed Product shall be determined, on a Licensed Product by Licensed Product basis, to be one of two possible rates in accordance with the following schedule. The [***] rate shall apply to any Licensed Product, the manufacture, use or sale of which would infringe a Valid Claim in the Gliatech Patent Rights in the country of such manufacture, use or sale but for the license granted herein. The other such rate shall apply to any Licensed Product, the manufacture, use or sale of which would infringe a Valid Claim in the Properdin Antibody Patent Rights in the country of such manufacture, use or sale but for the license granted herein, or which, in the absence of a Valid Claim, utilizes Know-How within the Gliatech Know-How or the Properdin Antibody Materials and Information.


      ANNUAL NET SALES                       ROYALTY
  ------------------------ -------------------------------------------------

                                [***]                      [***]
  ------------------------ -------------------------------------------------

           [***]               [***]%                     [***]%
  ------------------------ -------------------------------------------------

           [***]               [***]%                     [***]%
  ------------------------ -------------------------------------------------


         8.2 [***].

9.       REPORTS, PAYMENTS AND ACCOUNTING.

         9.1 PAYMENTS AND REPORTS. During the term of this Agreement, and thereafter to the extent that Abgenix makes sales of Licensed Products, Abgenix agrees to make quarterly written reports (in a format, if any, reasonably specified by Gliatech) and the payments required pursuant to Section 8.1 to Gliatech within ninety (90) days following each March 31, June 30, September 30, and December 31 of each year during the term of this Agreement. These reports shall show


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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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for such calendar quarter sales of Licensed Product by Abgenix, its Affiliates and sublicensees, details of the gross invoices from sales, trade discounts allowed and taken, Net Sales and the royalties due to Gliatech pursuant to
Section 8.1. Concurrently with the making of each such report, Abgenix shall make payment to Gliatech of (a) amounts payable under Section 8.1 for the period covered by such report and (b) all other amounts accrued under this Agreement that have not been previously reimbursed as required, unless otherwise provided hereunder. In addition, Abgenix shall provide Gliatech with prompt written notice of the first Commercial Sale in any country. Within sixty days after the end of each calendar year throughout the term of the Agreement, Abgenix shall provide Gliatech with a written report summarizing development and commercialization activities for the past year, including reasonable details concerning manufacture and sales of Licensed Products, Patent Rights and challenges to the Patent Rights, if any, and summarizing the plans for development and commercialization of Licensed Products in the upcoming year.

         9.2 CURRENCY. All amounts payable to Gliatech under this Agreement shall be payable in United States dollars by wire transfer of immediately available funds to a bank account designated by Gliatech. Any amounts invoiced and any amounts deducted in the determination of Net Sales during any calendar quarter corresponding to any foreign currency shall be translated at the end of such quarter into U.S. Dollars by using an average rate of exchange computed using the closing rate of exchange quoted by the Wall Street Journal (western edition) for purchase of U.S. Dollars with such foreign currency on the last day of such quarter plus the closing rate of exchange quoted by the Wall Street Journal (western edition) for purchase of U.S. Dollars with such foreign currency on the last day of the prior month and dividing by two (2).

         9.3 WITHHOLDING TAX. Abgenix will be responsible for taxes and fees associated with all payments under this Agreement and all payments hereunder shall be made by Abgenix to Gliatech without deductions for taxes, duties or other fees or costs, including, without limitation, withholding tax (if any) imposed upon such payment.

         9.4 LATE PAYMENTS. Any payment not paid on the date such payment is due under the terms of this Agreement shall bear interest at a rate per annum equal to the lesser of (a) the prime rate as reported by the Bank of America in San Francisco, California on the date such payment is due, plus an additional three percent (3%), or (b) the maximum rate permitted by applicable law, in each case calculated on the number of days such payment is delinquent.

         9.5 ACCOUNTING. Abgenix agrees to keep clear, accurate and complete records, all in a format, if any, reasonably specified by Gliatech, for a period of at least three years for each reporting period in which sales of Licensed Product occur showing in sufficient detail to determine amounts payable pursuant to Section 8.1 hereof. Abgenix further agrees to permit its books and records relating solely to Licensed Products to be examined from time to time (but not more than once a year) by an independent accounting firm selected and paid by Gliatech and reasonably satisfactory to Abgenix. Such examination shall occur only on reasonable notice during regular business hours during the term of this Agreement and for three years thereafter, provided, however, that such examination shall not (a) be of records for more than the prior three years, and
(b) take place more often than once a year. Such independent accounting firm shall be



                                       17
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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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under a confidentiality obligation to Abgenix to disclose to Gliatech only (i)
the accuracy of Net Sales reported and the basis for royalty payments made to Gliatech under this Agreement, and (ii) the difference, if any, such reported and paid amounts vary from amounts determined as a result of the examination. A copy of any report prepared by such independent accounting firm shall be delivered to Abgenix. In the event that any such report demonstrates that Abgenix has underpaid Gliatech, Abgenix shall pay to Gliatech the amount of such underpayment within [***] days after receipt of a written request of Gliatech and, if such underpayment is more than [***] of the royalty payments otherwise due for the audited period, Abgenix shall reimburse Gliatech for the expense of the audit. In the event that the report demonstrates that Abgenix has overpaid Gliatech, Gliatech shall pay to Abgenix the amount of such overpayment within [***] days after receipt of a written request of Abgenix, or credit such overpayment against any amounts due Gliatech after the date of such report.

         9.6 CONFIDENTIALITY OF REPORTS. Each Party agrees that, in addition to the obligations expressly set forth in this Section 9 above, the information set forth in (a) the reports required by Section 9.1 and (b) the records subject to examination under Section 9.5, shall be subject to Section 12 hereof and maintained in confidence by the receiving Party and any independent accounting firm selected by such Party, shall not be used by such Party or such accounting firm for any purpose other than verification of the performance by the other Party of its obligations hereunder, and shall not be disclosed by the receiving Party or such accounting firm to any other person except for purposes of enforcing this Agreement.

10.      INVENTIONS; OWNERSHIP OF RESULTS OF COLLABORATION.

         10.1 OWNERSHIP BY GLIATECH. Gliatech shall solely own all right title and interest in the Gliatech Materials and Information and all intellectual property rights of any nature whatsoever therein, the Gliatech Patent Rights and the Gliatech Know-How. The transfer of physical possession of any Gliatech Materials and Information, and the physical possession and use by Abgenix of any Gliatech Materials and Information, shall not be (nor be construed as) a sale, lease, offer to sell or lease, or other transfer of title of such materials and information by Gliatech to Abgenix.

         10.2 OWNERSHIP BY GLIATECH AND ABGENIX JOINTLY. All Joint Inventions, Joint Patent Rights and Joint Know-How shall be jointly owned by Gliatech and Abgenix.

         10.3 OWNERSHIP BY ABGENIX. Abgenix shall solely own all right, title and interest in the Abgenix Materials and Information and the Properdin Antibody Materials and Information and all intellectual property rights of any nature whatsoever therein, the Abgenix Patent Rights, the Abgenix Know-How and the Properdin Antibody Patent Rights. The transfer of physical possession of any Abgenix Materials and Information or any Properdin Antibody Materials and Information, and the physical possession and use by Gliatech of any Abgenix Materials and Information or any Properdin Antibody Materials and Information, shall not be (nor be construed as) a sale, lease, offer to sell or lease, or other transfer of title of such materials and information by Abgenix to Gliatech.

         10.4 INTERPRETIVE RULES. Conception and reduction to practice of Inventions that are patentable inventions will be determined in accordance with principles of United States patent


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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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law. Conception and reduction to practice of Inventions that are nonpatentable inventions will be determined in accordance with principles of United States patent law by treating each such nonpatentable invention as though it were patentable.

11.      PATENT RIGHTS; PROSECUTION AND LITIGATION.

         11.1 PATENT PROSECUTION.

              (a) Subject to the terms and conditions of this Agreement, Gliatech shall control and be responsible for protecting, preparing, filing, prosecuting and maintaining all Gliatech Patent Rights and shall do so using Commercially Reasonable efforts and in a timely manner, using counsel of its own choosing that is reasonably acceptable to Abgenix. Gliatech shall provide to Abgenix copies of all filings and other submissions to patent offices to permit Abgenix a reasonable opportunity to review and comment on all material matters relating to the prosecution of Gliatech Patent Rights licensed to Abgenix under this Agreement, including without limitation copies of material communications, search reports and Third Party observations submitted to or received from patent offices. Gliatech shall consider Abgenix' recommendations relating to pending applications and patents within the Gliatech Patent Rights, and all substantive communications and other proceedings, relating to Abgenix' exercise of the rights granted by Gliatech to Abgenix under this Agreement. Gliatech and Abgenix each shall hold all information disclosed to it by the other Party under this
Section 11 as Confidential Information in accordance with Section 12.

              (b) Subject to the terms and conditions of this Agreement, Abgenix shall control and be responsible for protecting, preparing, filing, prosecuting and maintaining all Abgenix Patent Rights, all Joint Patent Rights and all Properdin Antibody Patent Rights, and shall do so using Commercially Reasonable efforts and in a timely manner, using, with respect to Joint Patent Rights and Properdin Antibody Patent Rights, counsel of its own choosing that is reasonably acceptable to Gliatech. Abgenix shall provide to Gliatech copies of all filings and other submissions to patent offices with respect to Joint Patent Rights and Properdin Antibody Patent Rights to permit Gliatech a reasonable opportunity to review and comment on all material matters relating to the prosecution of such Joint Patent Rights and Properdin Antibody Patent Rights, including without limitation copies of material communications, search reports and Third Party observations submitted to or received from patent offices, and shall adopt and otherwise incorporate all reasonable recommendations received from Gliatech. Abgenix shall consider Gliatech's recommendations relating to pending applications and patents within the Joint Patent Rights and Properdin Antibody Patent Rights, and all substantive communications and other proceedings. Abgenix and Gliatech each shall hold all information disclosed to it by the other Party under this Section 11 as Confidential Information in accordance with Section 12.

         11.2 ABANDONMENT.

              (a) In the event Gliatech decides to abandon or not to maintain any patent application or patent within the Gliatech Patent Rights licensed to Abgenix under this Agreement in any country, on a country by country basis, Gliatech shall notify Abgenix in writing at least [***] days prior to taking any action relating to such abandonment. Abgenix may, [***], assume the prosecution and/or maintenance of any such patent application or patent within the Gliatech


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with the Securities and Exchange Commission.
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Patent Rights licensed to Abgenix under this Agreement and which Gliatech decides to abandon or to not maintain by giving written notice thereof to Gliatech within such [***] day period. Thereafter, such patent application or patent shall be shall be deemed a patent or patent application within the Abgenix Patent Rights, Abgenix shall own or otherwise control any and all rights in and to any such patent application or patent, and Gliatech shall have no further right or interest in such abandoned patent application or patent.

              (b) In the event Abgenix decides to abandon or not to maintain any patent application or patent within the Joint Patent Rights or the Properdin Antibody Patent Rights in any country, on a country by country basis, Abgenix shall notify Gliatech in writing at [***] days prior to taking any action relating to such abandonment. Gliatech may, [***], assume the prosecution and/or maintenance of any patent application or patent within the Joint Patent Rights and which Abgenix decides to abandon or to not maintain by giving written notice thereof to Abgenix within such [***] day period. Thereafter, such patent application or patent shall be deemed a patent or patent application within the Gliatech Patent Rights, Gliatech shall own or otherwise control any and all rights in and to any such patent application or patent, and Abgenix shall have no further right or interest in such abandoned patent application or patent.

         11.3 PATENT RIGHTS - DEFENSE.

              (a) In the event of the initiation of any suit by a Third Party against either Abgenix, Gliatech or any Affiliate of either Party for infringement of Patent Rights held by such Third Party with respect to Abgenix' exercise of the rights granted to Abgenix under Section 5.1, the Party sued shall notify the other Party in writing promptly. [***]. Gliatech shall assist and cooperate with Abgenix in any such defense, [***]. Abgenix may not enter into any settlement with respect to such suit that would adversely affect the Gliatech Patent Rights without Gliatech's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In the event that, within [***] days following the initiation by a Third Party of such a suit, Abgenix has not taken any action regarding such suit, Gliatech shall have a right, but not an obligation, to control such [***]. In any such defense controlled by Gliatech, Abgenix shall assist and cooperate with Gliatech, [***]. Gliatech shall not enter into any settlement with respect to such suit without Abgenix' prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

              (b) In the event of the initiation of any suit by a Third Party against either Gliatech, Abgenix or any Affiliate of either Party for infringement of Patent Rights held by such Third Party with respect to Gliatech's exercise of the rights granted to Gliatech under either Section 5.2 or Section 5.3, the Party sued shall notify the other Party in writing promptly. Gliatech shall have the first right to defend such suit [***]. Abgenix shall assist and cooperate with Gliatech in any such defense, [***]. Gliatech may not enter into any settlement with respect to such suit that would adversely affect the Abgenix Patent Rights without Abgenix' prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
In the event that, within [***] days following the initiation by a Third
Party of such a suit, Gliatech has not taken any action regarding such suit, Abgenix shall have a right, but not an obligation, to control such defense [***]. In any such defense controlled by Abgenix, Gliatech shall assist and cooperate with Abgenix, [***] Abgenix shall not enter into any settlement with respect to such

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with the Securities and Exchange Commission.
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suit without Gliatech's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

         11.4 PATENT RIGHTS - ENFORCEMENT. In the event that Gliatech or Abgenix becomes aware of actual or threatened infringement of a patent within the Gliatech Patent Rights within the scope of the rights and licenses granted by Gliatech to Abgenix pursuant to Section 5.1, or within the Abgenix Patent Rights (other than the Abgenix Core Technology Patent Rights), the Properdin Antibody Patent Rights or the Joint Patent Rights, such Party shall notify the other Party in writing thereof promptly. In connection with any such actual or threatened, Abgenix shall have the first right but not the obligation to bring an infringement action against any alleged infringer at [***]. Gliatech shall assist and cooperate with Abgenix in any such action, [***]. In the event that, within [***] days following Abgenix becoming aware of any actual or threatened infringement that has been demonstrated to adversely affect Abgenix' commercialization activities under this Agreement, Abgenix has not taken any action regarding such actual or threatened infringement, Gliatech, [***], shall have a right, but not an obligation, to initiate such action for infringement. In any such action controlled by Gliatech, Abgenix shall assist and cooperate with Gliatech, [***]. Gliatech may not enter into any settlement with respect to such suit without Abgenix' prior written consent.

         11.5 RECOVERY OF DAMAGES. Any recovery of damages with respect infringement of a patent within the Gliatech Patent Rights within the scope of the rights and licenses granted by Gliatech to Abgenix pursuant to Section 5.1, the Abgenix Patent Rights (other than the Abgenix Core Technology Patent Rights), the Properdin Antibody Patent Rights or the Joint Patent Rights in the Licensed Field that are the subject of an action pursuant to Section 11.4, [***].

         11.6 ASSISTANCE AND COOPERATION. Each of the Parties shall keep one another informed of the status of their respective activities pursuant to
Section 11.3 and Section 11.4 regarding any litigation or settlement thereof. Each Party shall execute all necessary and proper documents and take such actions as shall be appropriate to allow the other Party to institute, prosecute and/or defend any action pursuant to Section 11.3 or Section . Notwithstanding anything herein to the contrary, Gliatech and Abgenix may elect to cooperate in connection with any action pursuant to Section 11.3 or Section 11.4, and share the costs and expenses in connection therewith in a mutually agreed manner.

         11.7 LIMITATION OF REPRESENTATIONS AND WARRANTIES.

              (a) GLIATECH MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OTHER THAN THOSE EXPRESSLY SET FORTH IN SECTION 17 BELOW INCLUDING WITHOUT LIMITATION ANY WARRANTY OF NONINFRINGEMENT, PATENTABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

              (b) ABGENIX MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OTHER THAN THOSE EXPRESSLY SET FORTH IN SECTION 17 BELOW INCLUDING WITHOUT LIMITATION ANY WARRANTY OF NONINFRINGEMENT, PATENTABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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12.      CONFIDENTIALITY; PUBLICITY; PUBLICATIONS.

         12.1 DISCLOSURE OF INVENTIONS. During the term of this Agreement, Gliatech shall promptly disclose to Abgenix and/or supply Abgenix in a timely fashion with all documented Gliatech Know-How, all Gliatech Patent Rights and all Gliatech Inventions related to the Licensed Product in the Licensed Field, all such information to be deemed Confidential Information of Gliatech. During the term of this Agreement, Abgenix shall promptly disclose to Gliatech and/or supply Gliatech in a timely fashion with all documented Abgenix Know-How, all Abgenix Patent Rights and all Abgenix Inventions reasonably required by Gliatech to exercise the rights granted by Abgenix to Gliatech pursuant to Section 5.2 herein above, all such information to be deemed Confidential Information of Abgenix. All information relating to Joint Inventions shall be deemed to be Confidential Information of Abgenix and Confidential Information of Gliatech. In addition, to the extent not provided in the previous two sentences, each Party shall provide the other Party with all information that is reasonably necessary or useful for achieving such other Party's obligations under this Agreement.

         12.2 CONFIDENTIAL INFORMATION. During the term of this Agreement and for ten (10) years thereafter, irrespective of any termination earlier than the expiration of the term of this Agreement, neither Gliatech nor Abgenix shall use or reveal or disclose to any Third Party any Confidential Information of the other Party, including without limitation the terms and conditions of this Agreement, without first obtaining the written consent of the other Party, except as may be otherwise provided herein, or as required for securing essential or desirable authorizations, privileges or rights from governmental agencies with respect to commercialization of Licensed Products in the Licensed Field, or as required to be disclosed to a governmental agency with respect to a Licensed Product in the Licensed Field, or as necessary to file or prosecute patent applications concerning Joint Inventions or Licensed Products in the Licensed Field, or as necessary to carry out any litigation in accordance with
Section 11.3 or Section 11.4, or as reasonably necessary to enable a Third Party to undertake such due diligence as is necessary for the Third Party's evaluation of an investment in, or a merger or acquisition with the disclosing party or required by applicable law and/or regulations; provided that Confidential Information may be disclosed only to the extent actually required. Obligations of nonuse and nondisclosure set forth herein shall not apply to Confidential Information that is or becomes a matter of public knowledge, or is already in the possession of the receiving Party, or is disclosed to the receiving Party by a Third Party having the right to do so, or is subsequently and independently developed by employees of the receiving Party or Affiliates of the receiving Party who had no knowledge of the Confidential Information disclosed, in each case as demonstrated by the receiving Party to the reasonable satisfaction of the disclosing Party. Each of the Parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to Confidential Information of the other Party is granted including, for example, requiring any such party to agree in writing to nonuse and nondisclosure obligations no less restrictive than the obligations set forth in this Section 12.2.

         12.3 PERMITTED DISCLOSURES.

              (a) Nothing herein shall be construed as preventing Abgenix from disclosing any information received from Gliatech to any Affiliate of Abgenix, or sublicensee of Abgenix or


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Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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distributor of Abgenix; provided that such Affiliate is bound by nonuse and nondisclosure obligations and such sublicensee or distributor has undertaken in writing an obligation of nonuse and nondisclosure with respect to Confidential Information of Gliatech no less restrictive than the obligations of Abgenix set forth in Section 12.2, with Gliatech stated as a Third-Party beneficiary thereof.

              (b) Nothing herein shall be construed as preventing Gliatech from disclosing any information received from Abgenix to any Affiliate of Gliatech, or sublicensee of Gliatech; provided that such Affiliate is bound by nonuse and nondisclosure obligations and such sublicensee has undertaken in writing an obligation of nonuse and nondisclosure with respect to Confidential Information of Abgenix no less restrictive than the obligations of Gliatech set forth in
Section 12.2, with Abgenix stated as a Third-Party beneficiary thereof.

         12.4 BANKRUPTCY PROCEDURES. All Confidential Information disclosed by one Party to the other shall remain the intellectual property of the disclosing Party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a Party to this Agreement based on the insolvency or bankruptcy of or any other similar insolvency event with respect to such Party, the bankrupt or insolvent Party shall promptly notify the court or other tribunal (a) that Confidential Information received from the other Party under this Agreement remains the property of the other Party and (b) of the confidentiality obligations under this Agreement. In addition, the bankrupt or insolvent Party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other Party's Confidential Information and to insure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.

         12.5 PUBLICITY.

              (a) The Parties to this Agreement shall agree upon a joint disclosure of the nature, general terms and other agreed aspects of the Agreement and any events relating to the development of Licensed Product under this Agreement in a joint press release. The wording of any press release must be agreed by both Parties in advance of its release, such consent not to be unreasonably withheld.

              (b) Neither Party shall publish or provide public disclosure of Confidential Information of the other Party (a "DISSEMINATION") without at least sixty (60) days prior written notice of such planned Dissemination sent to the other Party, including without limitation a full and complete copy of the text of such Dissemination. In the event any such Dissemination is determined by the other Party to be detrimental to its business or its intellectual property position, the Party intending to make such Dissemination shall delay such Dissemination for a period sufficient to allow the other Party to take the steps necessary to protect such intellectual property, including, for example, the filing of patent applications and requiring the Party intending to make such Dissemination to delete the Confidential Information of the other Party from the Dissemination.

              (c) Notwithstanding Sections 12.5(a) and 12.5(b) above, each Party shall have the right to issue press releases immediately and without prior consent of the other Party if such


                                       23
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Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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disclosure is required by the rules and regulations of the Securities and
Exchange Commission or similar federal or state authority, as determined in good faith by independent legal counsel to the disclosing Party; provided that the disclosing Party shall notify the other Party of any such disclosure and shall seek confidential treatment of any information that the other Party reasonably requests be maintained as confidential.

13.      GOVERNING LAW; ALTERNATIVE DISPUTE RESOLUTION.

         13.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California without regard to its or any other jurisdiction's conflicts of law principles.

         13.2 DISPUTE RESOLUTION. Prior to engaging in any formal dispute resolution with respect to any dispute, controversy or claim arising out of or in relation to this Agreement or the breach, termination or invalidity thereof (each, a "DISPUTE"), the most senior executive officer having the right to represent the respective Parties shall attempt for a period of not less than thirty (30) days to resolve such Dispute.

         13.3 MEDIATION. Any Dispute that cannot be settled amicably by agreement of the Parties pursuant to the preceding sentence, shall be referred by the Parties to mediation, which shall be conducted for no more than [***] days and shall commence within thirty (30) days before a mediator agreed to by the Parties, in a mutually agreeable location. If the Parties do not agree on such location, the mediation shall take place in [***]. The mediation shall be undertaken pursuant to the Commercial Mediation Rules of the American Arbitration Association and the expenses of such mediation shall be shared equally by the Parties.

         13.4 ARBITRATION. If the Dispute has not been resolved within [***] days after the completion of mediation, the Dispute shall be finally resolved by arbitration in accordance with the arbitration rules of the American Arbitration Association then in force, by one or more arbitrators appointed in accordance with said rules, provided that the appointed arbitrators shall have appropriate experience in the biopharmaceutical industry. The place of arbitration shall be Cleveland, Ohio if arbitration is initiated by Abgenix and Fremont, California if initiated by Gliatech. The authority of the appointed arbitrators shall be limited to the application of the laws of the State of California to the facts of the particular Dispute before the appointed arbitrators without regard to any other matter or fact not directly related to such Dispute including, for example, any amounts paid or payable pursuant to any provision of this Agreement other than the payment or non-payment of amounts that are the subject of such Dispute pursuant to the terms and conditions of a particular provision of this Agreement. The award rendered shall be final and binding upon both Parties. The judgment rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof and may include costs of arbitration, reasonable attorneys' fees and reasonable costs for any expert and other witnesses. The Parties agree that, any provision of applicable law to the contrary notwithstanding, no request will be made, and the arbitrator shall have no authority to award, punitive or exemplary damages against any Party.

         13.5 INJUNCTIVE RELIEF; PUBLICITY. Nothing in this Agreement shall be deemed as preventing either Party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of the dispute as necessary to protect either Party's name, proprietary information, trade secrets, know-how or any other


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Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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proprietary rights. An order of enforcement with respect to injunctive relief
(or other provisional remedy, if applicable) may be requested from any court of competent jurisdiction.

         13.6 PATENT MATTERS. Notwithstanding anything to the contrary set forth in this Section 13 or elsewhere in this Agreement, matters relating to patents shall be governed by applicable federal law including without limitation issues relating to jurisdiction, and no dispute relating to patent matters shall be subject to the provisions of any of Section 13.2, Section 13.3, Section 13.4, or
Section 13.5.

14.      MISCELLANEOUS.

         14.1 FORCE MAJEURE. If the performance of any part of this Agreement by either Party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason or any cause beyond the reasonable control of the Party liable to perform, unless reasonable evidence to the contrary is provided, the Party so affected shall, upon giving written notice to the other Party, be excused from such performance to the extent of such prevention, restriction, interference or delay; provided that the Party so affected shall use its Commercially Reasonable efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

         14.2 SEVERABILITY.

              (a) In the event any portion of this Agreement shall be held illegal, void or ineffective, such portion shall be severed from this Agreement and the remaining portions hereof shall remain in full force and effect; provided that no such severance shall be effective if it materially changes the economic benefit of this Agreement to either Gliatech or Abgenix. In the event that any portion of this Agreement is held illegal, void or ineffective and severance of such portion would materially change the economic benefit of this Agreement to either Gliatech or Abgenix, Gliatech and Abgenix shall modify such portion in accordance with Section 14.2(b) and Section 14.3 to obtain a legal, valid and effective portion and provide an economic benefit to Gliatech and Abgenix that most nearly effects Gliatech's and Abgenix' intent in entering into this Agreement.

              (b) If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such term or provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law.

         14.3 ENTIRE AGREEMENT. This Agreement, including all Exhibits hereto, constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes all previous and contemporaneous writings and understandings. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the Parties, except that the Parties may mutually amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.


                                       25
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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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15.      NOTICES.

         15.1 Any notice required or permitted under this Agreement shall be deemed given if delivered by facsimile transmission (receipt verified) and at least one other means selected from the group consisting of (a) personally, (b) by registered or certified mail (return receipt requested), postage prepaid, or
(c) sent by express courier service (receipt verified), to the following addresses of the Parties:

                  If to Gliatech:

                  Gliatech, Inc.
                  23420 Commerce Park Road
                  Cleveland, Ohio 44122
                  Attention:  President

                  With a copy to:

                  Jones, Day, Reavis and Pogue
                  North Point
                  901 Lakeside Ave.
                  Cleveland, OH 44114
                  Attn: Tom Daniels, Esq.
                  FAX: 216-579-0212

                  If to Abgenix:

                  Abgenix, Inc.
                  6701 Kaiser Drive
                  Fremont, California 94555
                  Attention:  Chief Financial Officer

                  with a copy to General Counsel

         15.2 Any notice required or permitted to be given pursuant to this Agreement shall be effective upon actual or verified receipt by Gliatech or Abgenix, as the case may be.

16.      ASSIGNMENT.

         16.1 Neither this Agreement nor any interest hereunder shall be assignable by either Party without the written consent of the other; provided, however, that either Party may assign this Agreement to any of such Party's Affiliates or to any corporation or other entity with which such Party may merge or consolidate, or to any corporation or other entity to which such Party may transfer all of such Party's assets relating to the subject matter of this Agreement, without obtaining the consent of other Party. Transfer in contravention of this Section 16 shall be considered a material breach of this Agreement pursuant to Section 18.2(b) herein below. Subject to other provisions of this Section 16, all rights and obligations under this Agreement shall be binding upon and inure to the benefit of the successors in interest of the respective



                                       26
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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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Parties; provided that (a) the assigning Party remains liable under the nonuse and nondisclosure obligations of Section 12 herein above, and (b) the assignee or surviving entity assumes in writing all of the assigning Party's obligations under this Agreement. Any assignment in violation of the foregoing shall be null and void.

17.      REPRESENTATIONS AND WARRANTIES.

         17.1 REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other Party (except where the representation and warranty is expressly on behalf of one Party) as follows:

              (a) ORGANIZATION. Such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

              (b) AUTHORIZATION AND ENFORCEMENT OF OBLIGATIONS. Such Party (a) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; (b) has taken all requisite action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (c) has the legal right to grant the licenses hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

              (c) CONSENTS. All necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by such Party in connection with this Agreement have been obtained.

              (d) NO CONFLICT. The execution and delivery of this Agreement and the performance of such Party's obligations hereunder (i) do not conflict with or violate any requirement of applicable laws, regulations or orders of governmental bodies; and (ii) do not conflict with, or constitute a default under, any contractual obligation of such Party.

         17.2 DISCLAIMER OF WARRANTIES. NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE PATENT RIGHTS AND KNOW-HOW LICENSED UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY REGARDING VALIDITY, ENFORCEABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. ALL MATERIALS, INFORMATION, PATENT RIGHTS AND KNOW-HOW PROVIDED TO EITHER PARTY HEREUNDER ARE PROVIDED "AS IS."

         17.3 LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES SUFFERED BY THE OTHER PARTY ARISING IN ANY WAY OUT OF THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF THE AGGRIEVED PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.


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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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18.      TERM AND TERMINATION.

         18.1 TERM. Unless otherwise terminated in accordance with the terms and conditions set forth in this Section 18, this Agreement shall expire upon the expiration, lapse or invalidation of the last to expire of the Patent Rights licensed under this Agreement. Upon expiration of this Agreement, Abgenix shall have a worldwide nonexclusive right and license under the Gliatech Know-How and Gliatech's rights in the Joint Know-How, and a worldwide nonexclusive right to use Gliatech's Materials and Information, with a right to grant sublicense rights, all such rights to the extent and only to the extent necessary to make, have made, use, have used, sell, distribute, offer for sale, import and otherwise dispose of Licensed Products in the Licensed Field.

         18.2 TERMINATION. This Agreement may not be terminated except in accordance with the following:

              (a) Abgenix may terminate this Agreement at any time after [***] for any reason or for no reason, in Abgenix' sole discretion, upon not less than ninety (90) days' prior written notice to Gliatech.

              (b) If either Party is in material breach of any material provision of this Agreement and if such breach is not cured within forty-five
(45) days (or within thirty (30) days in the case of non-payment of money under Sections 6.1 or 8.1) after receiving written notice from the other Party with respect to such breach, the non-breaching Party shall have the right to terminate this Agreement by giving written notice to the Party in breach. This
Section 18.2(b) only applies in the event that the terms and conditions of Sections 18.2(c) or 18.2(d) do not apply.

              (c) Except as otherwise provided in Section 18.2(d) below, in the event that Abgenix substantially abandons all development and commercialization activities with respect to Licensed Products or materially breaches its express obligations under Section 3.4(a) or fails to meet a express diligence obligation set forth in Section 3.4(b) with respect to the first Licensed Product candidate (an "Abgenix Breach of Diligence Obligation"), Gliatech shall provide written notice to Abgenix of the reasons Gliatech believes Abgenix failed to perform, and in the event that Abgenix is determined to have so failed to perform in accordance with the provisions of Sections 13.2, 13.3 and 13.4, as applicable, and does not cure the basis for the failure to perform within [***] days after the date of such determination, Gliatech, at its option, may terminate this Agreement, effective on the [***] day after such determination, and all of Abgenix' rights and licenses under the Gliatech Patent Rights, Gliatech Know-How and Gliatech's rights in the Joint Patent Rights and Joint Know-How shall terminate.

              (d) In the event that Abgenix, based on reasonable business, legal, medical or scientific considerations generally applied in the pharmaceutical industry to a similar product in a similar situation, determines that, after consultation with the Collaboration Committee, to the extent that the Collaboration Committee has authority in the relevant area when such determination must be made, that a Licensed Product candidate should not be developed further, or that clinical studies with the first Licensed Product candidate should not be initiated or continued, Abgenix shall not be in breach of an Abgenix Breach of Diligence Obligation with respect to such Licensed Product candidate if Abgenix shall pursue, diligently and in good faith,


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the expeditious development of a Replacement Licensed Product candidate. With respect to any such Replacement Licensed Product, Abgenix shall be subject to reasonable diligence obligations comparable to the diligence obligations applicable to the discontinued Licensed Product candidate as recommended by either (i) the Collaboration Committee, if the Collaboration Committee has authority in the relevant area when such recommendation must be made, and agreed to in writing by the Parties, or (ii) the Chief Executive Officers of the Parties (or by the respective officer designees), if the Collaboration Committee does not have authority in the relevant area when such recommendation must be made, and in either case, agreed to in writing by the Parties. The express diligence obligations agreed to in writing by the Parties for such Replacement Licensed Product shall replace, and be deemed to be a revision of, the express diligence obligations set forth in Section 3.4(b). For purposes of clarification, in the event that Abgenix fails to meet an express diligence obligation set forth by the Parties for such Replacement Licensed Product in
Section 3.4(b) as revised, such failure shall be an Abgenix Breach of Diligence Obligation for purposes of Section 18.2(c).

19.      RIGHTS AND OBLIGATIONS UPON EXPIRATION OR TERMINATION.

         19.1 PAYMENTS UPON TERMINATION. Upon termination of this Agreement, Gliatech shall have the right to retain any sums previously paid by Abgenix hereunder, and Abgenix shall pay all sums accrued hereunder that are due up to and including the date of termination and the next quarterly research payment, if any such payment would otherwise have been paid, pursuant to Exhibit D. For the avoidance of doubt, as of the date of termination Abgenix shall not be liable for any sums that would have been due and payable under this Agreement after the date of termination, except as otherwise set forth in this Section 19.

         19.2 RIGHTS AND OBLIGATIONS UPON TERMINATION. Upon termination of this Agreement by Gliatech pursuant to Section 18.2:

              (a) All rights and licenses granted by Gliatech to Abgenix shall terminate;

              (b) Abgenix shall promptly return to Gliatech all property and materials and information belonging to Gliatech, that has been provided to Abgenix or its Affiliates hereunder, including the Gliatech Know-How, Gliatech Patent Rights, Gliatech Inventions, Gliatech Materials and Information and Gliatech Confidential Information and all copies and facsimiles thereof and derivatives therefrom (except that Abgenix may retain one copy of written material for record purposes only, provided such material is not used by Abgenix for any other purpose and is not disclosed to others);

              (c) All sublicenses granted by Abgenix to Third Parties hereunder shall be transferred to Gliatech; and

              (d) Subject to the provisions of Section 19.3 hereof, Gliatech shall promptly return to Abgenix all property belonging to Abgenix, if any, that has been provided to Gliatech, including Abgenix Know-How, Abgenix Patent Rights, Properdin Antibody Patent Rights, Abgenix Inventions, Abgenix Materials and Information, Properdin Antibody Materials and Information and Abgenix Confidential Information and all copies and facsimiles thereof and derivatives therefrom (except that Gliatech may retain one copy of written material for record


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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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purposes only, provided such material is not used by Gliatech for any other purpose and is not disclosed to others).

         19.3 GLIATECH REVERSION RIGHT. In the event of (i) termination by Abgenix pursuant to Section 18.2(a) or (ii) termination by Gliatech due to Abgenix material breach of a material provision of this Agreement pursuant to
Section 18.2(b) or (iii) termination by Gliatech due to an Abgenix Breach of Diligence Obligation pursuant to Section 18.2(c), Gliatech, at its option, may assume all development and commercialization activities with respect to Licensed Products and, thereafter, Abgenix shall have no obligation with respect to such activities ("GLIATECH REVERSION RIGHT").

              (a) Upon receipt of written notice to Abgenix from Gliatech that Gliatech elects to exercise its Gliatech Reversion Right, Abgenix shall promptly transmit to Gliatech any and all clinical and commercial materials (bulk and finished goods) requested by Gliatech in writing, and Know-How (including without limitation clinical reports and regulatory filings) in Abgenix' control related to the Gliatech Patent Rights, Gliatech Materials and Information, Gliatech Inventions and Gliatech Know-How, the Properdin Antibody Patent Rights, and the Properdin Antibody Materials and Information. [***], Abgenix will transfer to Gliatech [***]. In the event that Gliatech uses any such hybridoma or cell line related to Licensed Products, in addition to the royalties set out in Section 8.1 hereinabove, Gliatech shall pay Abgenix the amount of any royalties due by Abgenix to Third Parties as a consequence of such use. In connection with Abgenix' obligation under this Section 19.3(a), Abgenix shall provide the equivalent of [***] for a period of [***] beginning on the date of Abgenix' receipt of such written notice from Gliatech. [***].

              (b) Upon Gliatech's exercise of its Gliatech Reversion Right, Abgenix shall grant to Gliatech an exclusive, worldwide right and license under the Abgenix Know-How, Abgenix Patent Rights, Abgenix' rights in the Joint Patent Rights and the Joint Know How, the Properdin Antibody Patent Rights, and the Properdin Antibody Materials and Information to the extent and only to the extent necessary to make, have made, use, have used, sell, distribute, offer for sale and import Licensed Products in the Licensed Field.

              (c) Commencing upon the first Commercial Sale of a Licensed Product by Gliatech, or an Affiliate of Gliatech or a sublicensee of Gliatech, Gliatech shall pay to Abgenix royalties on Net Sales according to the following schedule:

TIME FRAME OF REVERSION              ROYALTY
-----------------------              -------

-------------------------------- ----------------------------------
[***]                                         [***]%
-------------------------------- ----------------------------------
[***]                                         [***]%
-------------------------------- ----------------------------------
[***]                                         [***]%
-------------------------------- ----------------------------------


(d)      [***].



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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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         19.4 In the event that (i) termination by Abgenix pursuant to Section
18.2(a) or (ii) termination by Gliatech due to Abgenix material breach of a material provision of this Agreement pursuant to Section 18.2(b) or (iii) termination by Gliatech due to an Abgenix Breach of Diligence Obligation pursuant to Section 18.2(c), as described in Section 19.3 hereinabove occurs after Gliatech's Reversion Rights have been terminated under Section 3.3(e) hereinabove, Abgenix and Gliatech shall negotiate in good faith reasonable terms and conditions under which Gliatech may be granted rights to assume development and commercialization activities with respect to Licensed Products.

         19.5 OTHER REMEDIES. If either Party shall fail to perform or observe or otherwise breaches any of its material obligations under this Agreement, in addition to any right to terminate this Agreement, the non-defaulting Party may elect to obtain other relief and remedies available under law.

         19.6 SURVIVAL OF PROVISIONS. Expiration or termination of this Agreement shall not relieve either Party of its obligations incurred prior to such expiration or termination. In addition, Sections 9, 10, 11.1, 11.7, 12, 13, 17.2, 17.3, 19 and 20 shall survive expiration or any termination of this Agreement.

20.      INDEMNIFICATION.

         20.1 Subject to Section 20.2 hereof, from and after the Effective Date, except as otherwise herein specifically provided, each of the Parties hereto shall defend, indemnify and hold harmless the other Party and its Affiliates, successors and assigns, sublicensees and their respective officers, directors, shareholders, partners and employees from and against all losses, damage, liability and expense including legal fees but excluding punitive or consequential damages (including lost profits) ("DAMAGES") incurred thereby or caused thereto arising out of or relating to (a) any breach or violation of, or failure to properly perform, any covenant or agreement made by such Indemnifying Party (as defined in Section 20.2) in this Agreement, unless waived in writing by the Indemnified Party (as defined in Section 20.2); (b) any breach of any of the representations or warranties made by such Indemnifying Party in this Agreement; or (c) the gross negligence or willful misconduct of the Indemnifying Party; PROVIDED, HOWEVER, that this subsection (c) shall not apply to the extent such Damages are attributable to the gross negligence or willful misconduct of the Indemnified Party.

         20.2 If either Abgenix or Gliatech, or any Affiliate of Abgenix or Gliatech (in each case an "INDEMNIFIED PARTY"), receives any written claim which it believes is the subject of indemnity hereunder by either Gliatech or Abgenix, as the case may be (in each case an "INDEMNIFYING PARTY"), the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the Indemnifying Party, including full particulars of such claim to the extent known to the Indemnified Party; PROVIDED, HOWEVER, that the failure to give timely notice to the Indemnifying Party as contemplated hereby shall not release the Indemnifying Party from any liability to the Indemnified Party other than any liabilities caused by such failure. The Indemnifying Party shall have the right, by prompt notice to the Indemnified Party, to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party, and at the cost of the Indemnifying Party. If the Indemnifying Party does


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with the Securities and Exchange Commission.
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not so assume the defense of such claim, the Indemnified Party may assume such defense with counsel of its choice at the sole expense of the Indemnifying Party. If the Indemnifying Party so assumes such defense, the Indemnified Party may participate therein through counsel of its choice, but the cost of such counsel shall be borne solely by the Indemnified Party.

         20.3 The Party not assuming the defense of any such claim shall render all reasonable assistance to the Party assuming such defense, and all out-of-pocket costs of such assistance shall be borne solely by the Indemnifying Party.

         20.4 No such claim shall be settled other than by the Party defending the same, and then only with the consent of the other Party, which shall not be unreasonably withheld; provided, however, that the Indemnified Party shall have no obligation to consent to any settlement of any such claim which imposes on the Indemnified Party any liability or obligation which cannot be assumed and performed in full by the Indemnifying Party.






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        SIGNATURE PAGE TO THE LICENSE, DEVELOPMENT AND COMMERCIALIZATION
           AGREEMENT BY AND BETWEEN GLIATECH, INC. AND ABGENIX, INC.







         IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.



GLIATECH, INC.                                   ABGENIX, INC.





By:    /s/ Steven L. Basta                       By:    /s/ Scott Greer
      -------------------------------------           -----------------

Steven L. Basta                                  Scott Greer
President                                        Chief Executive Officer







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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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                                    EXHIBIT A

             ABGENIX CORE TECHNOLOGY PATENTS AND PATENT APPLICATIONS
             -------------------------------------------------------



I.       [***] [2 page table redacted]

II.      Licensed to Abgenix

         [***] [2 pages of text redacted]

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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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                                    EXHIBIT B

                     ABGENIX PATENTS AND PATENT APPLICATIONS
                     ---------------------------------------



I.       [***] [2 page table redacted]


II.      Licensed to Abgenix

         [***] [2 pages of text redacted]





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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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                                    EXHIBIT C

                    GLIATECH PATENTS AND PATENT APPLICATIONS
                    ----------------------------------------



  Title:                       [***]

[***] [table redacted]









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exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.
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                                    EXHIBIT D

                          RESEARCH AND DEVELOPMENT PLAN
                          -----------------------------



         Gliatech shall perform at least the following pre-clinical studies for the purpose of further development of Licensed Products:

[***] [2 tables and text totaling 3 pages redacted]